UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
September 4, 2024

MICROCHIP TECHNOLOGY INCORPORATED
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	0-21184	86-0629024
(State Or Other Jurisdiction Of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2355 West Chandler Boulevard, Chandler, Arizona 85224-6199
(Address Of Principal Executive Offices, Including Zip Code)

(480) 792-7200
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock $0.001 par value per share	MCHP	NASDAQ Stock Market LLC
(Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.    Other Events

On August 20, 2024, Microchip Technology Incorporated (the "Company") filed a Current Report on Form 8-K disclosing that an unauthorized party had disrupted the Company’s use of certain servers and some business operations. This filing on Form 8-K is an update to that previous filing.

The Company has been processing customer orders and shipping products for over a week and a half. Operationally critical IT systems are back online, and we have substantially restored our operations. The Company continues to work diligently to bring the remaining affected portions of its IT systems back online while continuing to follow cybersecurity protocols.

While the investigation is continuing, the Company believes that the unauthorized party obtained information stored in certain Company IT systems, including, for example, employee contact information and some encrypted and hashed passwords. We have not identified any customer or supplier data that has been obtained by the unauthorized party. The Company continues to investigate the nature and scope of the unauthorized access. The Company has notified employees, law enforcement, and regulators of the incident.

The Company is aware that an unauthorized party claims to have acquired and posted online certain data from the Company’s systems. The Company is investigating the validity of this claim with assistance from its outside cybersecurity and forensic experts.

As the Company’s investigation is ongoing, the full scope, nature and impact of the incident are not yet known. As of the date of this filing, the Company does not believe the incident is reasonably likely to materially impact the Company’s financial condition or results of operations.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements, including, but not limited to, statements regarding the Company’s current beliefs, understanding and expectations regarding the cybersecurity incident and its scope, nature and impact on the Company’s business, operations and financial results. Factors that could cause actual results to differ from those expressed in these forward-looking statements include the outcome of the Company’s ongoing assessment of the cybersecurity incident; the cost and timing of restoring the Company’s systems to their normal operating levels; legal, regulatory, reputational and financial risks resulting from the cybersecurity incident or additional cybersecurity incidents; and the risks described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2024 and subsequent Quarterly Reports on Form 10-Q. Unless required by law, the Company expressly disclaims any obligation to update publicly any forward-looking statements, whether as result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MICROCHIP TECHNOLOGY INCORPORATED

Date: September 4, 2024	By: /s/ Ganesh Moorthy
Ganesh Moorthy
President and Chief Executive Officer